Liquidity	12 Months Ended
Dec. 31, 2025
Liquidity [Abstract]
LIQUIDITY

NOTE 2 - LIQUIDITY

The Company had working capital of $172,661,351 as of December 31, 2025, a decrease of $61,591,774 from the working capital of $234,253,125 as of December 31, 2024. As of December 31, 2025 and December 31, 2024, the Company’s cash and cash equivalents were $35,531,096 and $37,307,867, respectively, and the Company’s restricted cash was $93,495,277 and $83,530,443, respectively. As of December 31, 2025 and December 31, 2024, the Company had multiple certificates of deposit with a total amount of $82,917,554 and $5,481,329, respectively. These certificates of deposit have an annual interest rate from 1.50% to 2.40% which can be transferred when necessary, without any penalty or any loss of interest and principal.

Although the Company expects that most of its outstanding trade receivables from customers will be collected in the next twelve months, there are uncertainties with respect to the timing in collecting these receivables.

The Company’s primary need for liquidity stems from its need to fund working capital requirements of the Company’s businesses, its capital expenditures and its general operations, including debt repayment. The Company has historically financed its operations through short-term commercial bank loans from Chinese banks, as well as its ongoing operating activities by using funds from operations, external credit or financing arrangements. Currently the Company has sufficient cash in hand to meet the existing operational needs, but the credit line is retained and can be utilized timely when the Company has special capital needs. The PRC subsidiaries had $30.7 million short-term bank loans outstanding as of December 31, 2025.